Exhibit 10.17J
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
[AEP Letterhead]
Oxford Mining Company, LLC
544 Chestnut Street
P.O. Box 427
Coshocton, OH 43812
Attention: Angela Ashcraft — Supervisor, Commercial Analysis
February 4, 2010

Re:	Coal Purchase and Sale Agreement No. 10-62-04-900,
dated as of May 21, 2004, as amended, between
American Electric Power Service Corporation, as
agent for Columbus Southern Power Company (“Buyer”), and Oxford Mining Company, Inc. (“Seller”)

Amendment No. 2010-2
Gentlemen:
Reference is made to the above referenced Coal Supply Agreement, as amended, (the “Agreement”) under which Seller is supplying coal to Buyer. Reference is also made to Seller’s revised claim dated January 26, 2010, requesting Contract Price adjustments to be effective as of January 1, 2010.
Reference is made to Article VI, Section 6.2., of the Agreement which states in part that, “In the event of the enactment, modification, or revision of any Federal, State or local legislation, regulations, rules or mandates issued pursuant thereto, including but not limited to the Federal Mine Safety & Health Act of 1977 and the Surface Mining Control and Reclamation Act of 1977, after January 1, 2009, which affect the bituminous coal industry with respect to the coal reclamation, conservation, environmental protection, mine safety, mine working conditions and practices, ventilation, health, employee retirement programs occupational hazards, research and reclamation and conservation of mined areas, and which increases or decreases Seller’s cost of producing Coal under this Agreement, an appropriate adjustment will be made to the current Base Price to recognize such changed cost...”
On June 30, 2009, the Ohio Division of Mineral Resources determined that the Reclamation Forfeiture Fund required further adjustments to the tax rate based on the fund balance at the close of the biennium period on June 30, 2009. The additional tax is required for all permit holders that have not posted a full- cost bond for the acreage on which the mining operation is being conducted. Therefore, the Ohio Revised Code 5479.02(A)(8) requires the Reclamation Forfeiture Fund portion of the Ohio Severance Tax rate to be adjusted from fourteen cents per ton to sixteen cents per ton effective January 1, 2010.
Accordingly, the Ohio Severance Tax component under the Agreement shall be increased by $0.020 per ton from $0.252 per ton to $0.272 per ton effective January 1, 2010.
Representatives of Buyer have completed their preliminary review of Seller’s Contract Price adjustment request. Accordingly, Buyer is agreeable to granting the final cost component adjustments and to establishing the resulting Contract Price detailed in Schedule O-3 attached hereto and hereby made a part hereof.

Oxford Mining Company, LLC
Amendment No. 2010-2

The final cost component adjustments and the resulting final Contract Price, as set forth herein shall be subject to Buyer’s final audit. A retroactive adjustment shall be made by payment of any amount due Buyer or Seller.
Except as amended herein, all other provisions of the Agreement shall remain in full force and effect. If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and by returning it to the notice address provided in the Agreement.
Very truly yours,
/s/ James D. Henry
James D. Henry
Vice President — Fuel Procurement East,
as Agent for Columbus Southern Power Company

Acceptance Date: 2/11/10

Oxford Mining Company, LLC

/s/ Charles C. Ungurean
Signature

Charles C. Ungurean
Name (Print)

President & CEO
Title

xc: W. E. Spiker — Eagle Fuels, Inc.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule O-3
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Plant

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec A	[ * ]	[ * ]	[ * ]

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec B	[ * ]	[ * ]	[ * ]

(1)	Established in Amendment 2009-2, dated August 20, 2009.

(2)	(a) Pursuant to Amendment 2008-6, Item 3), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be deducted from the Total Contract Price; b) Pursuant to Amendment 2008-6, Item 4) (a), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be added to the Total Contract Price.
[ * ] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, LLC
Amendment No. 2010-2

Schedule O-3
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Rehobeth

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec	[ * ]	[ * ]	[ * ]

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec	[ * ]	[ * ]	[ * ]

(1)	Established in Amendment 2009-2, dated August 20, 2009.

(2)	(a) Pursuant to Amendment 2008-6, Item 3), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be deducted from the Total Contract Price; b) Pursuant to Amendment 2008-6, Item 4) (a), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be added to the Total Contract Price.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, LLC
Amendment No. 2010-2

Schedule O-3
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Cadiz

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec	[ * ]	[ * ]	[ * ]

	Tentative	Tentative	Tentative
	Contract Price (1)	Adjustments	Contract Price
Cost Component	07/01/09	01/01/10	01/01/10
Labor	[ * ]	[ * ]	[ * ]
Health Benefits	[ * ]	[ * ]	[ * ]
Petroleum Products Refined	[ * ]	[ * ]	[ * ]
Explosives	[ * ]	[ * ]	[ * ]
Construction Machinery	[ * ]	[ * ]	[ * ]
Other	[ * ]	[ * ]	[ * ]
Per Ton Assessments
Federal Reclamation Fee	0.315	0.000	0.315
FBLET	0.550	0.000	0.550
Ohio Severance Tax	0.252	0.020	0.272
Changes in Law	0.000	0.000	0.000

FOB Delivered Price	[ * ]	[ * ]	[ * ]
Truck Transportation Cost	[ * ]	[ * ]	[ * ]

TOTAL CONTRACT PRICE (2)- Spec	[ * ]	[ * ]	[ * ]

(1)	Established in Amendment 2009-2, dated August 20, 2009.

(2)	(a) Pursuant to Amendment 2008-6, Item 3), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be deducted from the Total Contract Price; b) Pursuant to Amendment 2008-6, Item 4) (a), for the first [ * ] tons delivered beginning January 1, 2009, an amount of [ * ] per ton shall be added to the Total Contract Price.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.